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                                                                    EXHIBIT 99.1

Slide 1

Investor Presentation
June 2002

25 Years of Innovation

Graphic: Photographs of products designed, developed, manufactured by or proprietary to Colorado MEDtech, Inc.

Graphic: Colorado MEDtech, Inc. logo

Slide 2

Safe Harbor Statement

The statements in this presentation that are not historical facts, including those regarding the financial impact of facility consolidation, are forward-looking statements that represent management's beliefs and assumptions based on currently available information. Forward-looking statements can be identified by the use of words such as "believes," "intends," "estimates," "may," "will," "should," "anticipated," "expected" or comparable terminology or by discussions of strategy. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot assure that these expectations will prove to be correct. Such statements involve risks and uncertainties including, but not limited to, the risk that the facility consolidation may not result in cost savings and efficiencies or that other factors may offset such impact, the risk that the Company's existing level of orders may not be indicative of the level or trend of future orders, the risk that the Company may not successfully complete the work encompassed by current or future orders, the risk that unforeseen technical or production difficulties may adversely impact project timing and financial performance, the risk of potential litigation, the risks associated with regulation by the Federal Food and Drug Administration including compliance with the Quality System Regulation, the risk that acquired companies cannot be successfully integrated with the Company's existing operations and the risk that a downturn in general economic conditions or customer budgets may adversely affect research and development and capital expenditure budgets of potential customers upon which the Company is dependent. Should one or more of these risks materialize (or the consequences of such a development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those forecasted or expected. These factors are more fully described in the Company's documents filed from time to time with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update publicly or revise such statements whether as a result of new information, future events or otherwise.

Graphic:  Colorado MEDtech, Inc. logo



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Slide 3

Colorado MEDtech, Inc.

Colorado MEDtech (CMED), founded in 1977, is a leading full-service provider of advanced medical technology outsourcing services and medical imaging components, products and services.

o        One-stop service

o        Faster time to market

o        Innovative technical solutions

o        Integrated development and manufacturing

CMED offers value-added services to medical OEMs and end-users

Graphic: Photograph of TheraSense(TM) PDA-based glucose meter

Graphic: Colorado MEDtech, Inc. logo

Slide 4

Our Mission and Vision

Mission

To be the world leader in high quality, advanced medical outsourcing services and medical imaging components and accessories.

Vision

We aspire to become our customers' competitive advantage and their first choice as the OneSource OutSource(TM) partner.

Graphic: Photograph of Cochlear, Inc.'s Crystal Integrity Test System(TM)

Graphic: Colorado MEDtech, Inc. logo

Slide 5

Our Organizational Structure

Colorado MEDtech

         Medical Outsourcing Services
                           RELA
                           Design, develop and manufacture medical products

                                    o        diagnostic

                                    o        therapeutic

                                    o        biotech

                                    o        software development

                                    o        medical device connectivity



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                      Medical Imaging Products and Services

                IPS                                 CIVCO
                Imaging system design,              Design, develop,
                develop and manufacture             manufacture and
                                                    distribute
                  - power amplifiers
                                                    - accessories for ultrasound
                  - design and develop                imaging equipment
                    custom software systems
                                                    - image-guided minimally
                                                      invasive surgical products


Graphic: Colorado MEDtech, Inc. logo

Slide 6

Challenges - 2001 and 2002

     o   Unsolicited acquisition proposal

     o   FDA Warning Letter

                  - released October 2001

     o   Litigation

                  - Wedel arbitration decided in favor of CMED November 2001

                  - Settlement of Gen-Probe litigation February 2002

     o   Cancellation of Hitachi manufacturing program

     o   Implement new management team, change corporate culture

Graphic: Photograph of CIVCO engineers in front of CAD workstation

Graphic: Colorado MEDtech, Inc. logo

Slide 7

Goals We Set

Strengthen management team
Improve quality systems and infrastructure
Integrate business operations
Expand the business

Graphic: Drawing with the word "Goals" in center; arrows indicating the goals set as listed above.

Graphic: Colorado MEDtech, Inc. logo



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Slide 8

Significant Accomplishments

Graphic: Colorado MEDtech, Inc. logo

Graphic: Arrow backing photographs of products designed, developed, manufactured or proprietary of Colorado MEDtech, Inc.

Slide 9

Accomplishments

Strengthened management team

     o   Added new players to executive team in vital positions

     o   Former, experienced executive rejoined CMED in expanded role

     o   Promoted from within to establish importance of key positions

Strongest and most experienced team

Graphic: Photograph of Second Look(TM) by CADx Medical Systems

Graphic: Colorado MEDtech, Inc. logo

Slide 10

Accomplishments

Improved quality systems

o    Implemented comprehensive quality program

o    Hired experienced personnel

o    Achieved resolution of FDA warning letter

o    S. Onody invited to join FDA/Industry Grassroots Initiative Task Force

Graphic: Photograph of Link-iT(TM) medical device connectivity module shown with Nellcor Puritan Bennett, Inc. pulse oximeter. Photo used by permission of Nellcor Puritan Bennett, Inc.

Graphic:  Colorado MEDtech, Inc. logo



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Slide 11

Accomplishments

Focused business by integrating operations

o    Restructured manufacturing

     - Eliminated board shop

o    Divested non-core business

     - Sold CMED Catheter

o    Phased out 2 units

     - CMED Automation

     - BioMed Y2K

Graphic: Photograph of TheraSense(TM) PDA-based glucose meter

Graphic: Colorado MEDtech, Inc. logo

Slide 12

Accomplishments

Expanded the business

o    Introduced Link-iT(TM)

     - medical device connectivity technology

o    Allied with Red-M(TM)

     - provider of Bluetooth(TM) wireless connectivity solutions

Introduced leading-edge technologies
Strengthened our intellectual property

Graphic: Photograph of Link-iT(TM) medical device connectivity module shown with Nellcor Puritan Bennett, Inc. pulse oximeter. Photo used by permission of Nellcor Puritan Bennett, Inc.

Graphic: Colorado MEDtech, Inc. logo

Slide 13

Accomplishments

Expanded the business

o    Acquired imaging products line from ATL Ultrasound

     - Strengthens our medical products segment

o    Acquired Barzell-Whitmore

     - Positioning and stabilizing devices used in image-guided minimally invasive surgery

Graphic: Photograph of CIVCO engineers in front of CAD workstation

Graphic: Colorado MEDtech, Inc. logo



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Slide 14

Why This is a Good Business

1.   Positioned in a long-term growth market

2.   Focused on attractive niche

3.   Customers include industry leaders

4.   Full service OneSource OutSource(TM)

5.   Solid financial position

Graphic: Colorado MEDtech, Inc. logo

Slide 15

1. Positioned in Long-Term Growth Market

Medical Device Outsourcing Market ($B)

Graph depicting estimated growth of the medical device outsourcing market

                  Total Medical Market               Medical EMS
                  - OEM COGS                         Revenues
1998              $40.4                              $3.2
1999              $43.5                              $4.2
2000E             $47.1                              $4.8
2004E             $57.3                              $7.6

Source: Technology Forecasters, Inc.

Graphic: Colorado MEDtech, Inc. logo

Slide 16

1.   Factors Driving Market Growth

o    OEMs focusing on core competencies

o    Outsourcing offers:

     - reduced costs

     - improved time-to-market

     - reduced capital outlays

Graphic: Colorado MEDtech, Inc. logo above the word "GROWTH"

Graphic: Colorado MEDtech, Inc. logo



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Slide 17

2. Focused on Attractive Niche

$3.6B medical device outsource market

Graphic: Sphere filled with photograph of an integrated power and control subsystem for high-field MRI, divided in half; top half marked with the words "High tech, value-added segment"; bottom half marked with the words "Low value segment"; Colorado MEDtech, Inc. logo

Graphic: Colorado MEDtech, Inc. logo

Strongly positioned in advanced tech segment

Slide 18

3. Customers Include Industry Leaders

Graphic: logos for the following:
Johnson & Johnson
Gene Logic
Boston Scientific
Baxter
Medtronic
Siemens
Du Pont
Tyco
Becton Dickinson
Lilly
Xanthon
Abbott Laboratories
Colorado MEDtech, Inc.

GE Medical Systems

Graphic: Colorado MEDtech, Inc. logo

Slide 19

4. Full Service Provider

Advanced Solutions

o    Services

o    Products



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o    Components

o    OneSource OutSource(TM) Provider

Graphic: Montage image of clock face with multiple product images; center - Colorado MEDtech, Inc. logo

Graphic: Colorado MEDtech, Inc. logo

Slide 20

4. The OneSource OutSource(TM)

o    One-stop service

o    Faster time-to-market

o    Innovative technical solutions

o    Integrated development and manufacturing

Graphic: Montage image of clock face with multiple product images; center - Colorado MEDtech, Inc. logo

Graphic:  Colorado MEDtech, Inc. logo

Slide 21

5. Solid Financial Position

o    Cash and short-term investments       $ 4.6M

o    Total assets                          $43.2M

o    Working capital                       $18.6M

o    Revenues
     nine months ended 3/31/02             $52.4M

We have reduced losses for the last three consecutive quarters*

Numbers as of 3/31/02      *Prior to non-recurring expenses

Graphic: Colorado MEDtech, Inc. logo

Slide 22

Growth Strategies

1.   Become the 1st choice supplier OneSource OutSource(TM)

2.   Provide world-class medical connectivity technology



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3.   Expand imaging product portfolio

4.   Complementary acquisitions and alliances

Graphic: Photographs of products designed, developed, manufactured by or proprietary to Colorado MEDtech, Inc.

Graphic: Colorado MEDtech, Inc. logo

Slide 23

FY 2002: Where are we today?

o    First and Second Quarter:

     - Resolved FDA warning letter

     - Won CIVCO litigation

     - Reducing costs

o    Third Quarter:

     - Acquired Barzell-Whitmore

     - Settled Gen-Probe litigation

     - Reducing costs

o    Fourth Quarter Objectives

     - Improving sales opportunities

     - Reducing costs

     - Consolidating into one facility

We believe our actions will return CMED to profitability

Graphic: Photograph of Cochlear, Inc.'s Crystal Integrity Test System(TM)

Graphic: Colorado MEDtech, Inc. logo

Slide 24

Why Colorado MEDtech?

We have a strong platform for growth:

o    People

o    Processes

o    Technology

o    Opportunity

Graphic: Photograph of Xanthon Xpression Analysis System(TM)

Graphic: Colorado MEDtech, Inc. logo



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Slide 25

Why Colorado MEDtech?

o    Impressive customer base

     - leveraging relationships

o    Expanding capabilities in high potential areas

     - device connectivity and imaging

o    Solid business model

o    Strong balance sheet

Focused on return to profitability

Graphic: Photograph of Second Look(TM) by CADx Medical Systems

Graphic: Colorado MEDtech, Inc. logo